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                                                                    EXHIBIT 10.2


                              SHAREHOLDERS' DEED


THIS SHAREHOLDERS' DEED is made on the 7th day of August 1996 between:

1. BAJADA & ASSOCIATES PTY LTD ACN 059 781 770 for and on behalf of the Knights Capital Fund of 6th Floor, 111 St Georges Terrace, Perth, Western Australia ("B&A"); and

2.    ULTRAK, INC, a Delaware corporation ("Ultrak")


RECITALS:

A. There are 595 ordinary Shares in the capital of the Company, of which B&A holds 148 Shares and the remainder are held by other Shareholders, defined as the "Original Shareholders".

B. B&A and the Original Shareholders are parties to a Shareholders Agreement dated 14 September 1994, which confers upon B&A certain rights with respect to the Company.

C. Ultrak wishes to purchase the Shares held by the Original Shareholders, and has entered into the Stock Purchase Agreement and the Consultancy Deed in connection with the purchase.

D. B&A has agreed to waive its pre-emptive right in respect of the proposed purchase, and to terminate the Shareholders Agreement referred to in Recital B, subject to the agreements set out in this Agreement.


THE PARTIES AGREE as follows:
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1     DEFINITIONS

           In this Agreement:

           "AFFILIATE" means, in relation to any party, a corporation, where 50% or more of the issued shares in the corporation are owned by that party or by another Affiliate of that party, or where 50% or more of the issued shares in that party are owned by the corporation or by an Affiliate of that corporation.

           "ASSOCIATE" means, in relation to any party, an Affiliate of that party or any other person with whom that party has a material association, however arising.

           "B&A NOMINEE DIRECTOR" means from time to time the nominee of B&A appointed as a Director under clause 7.2.

           "BUSINESS" means the electronics security business carried on by the Company conducted as at the date of this Agreement in the area of closed circuit television system design, manufacture, supply, installation and commissioning.

           "COMPANY" means MaxPro Systems Pty Ltd ACN 009 081 467 of Unit 1, 25 Irvine Drive, Malaga, Western Australia.

           "CONSULTANCY DEED" means a deed between Ultrak, Rhodes Davies & Associates Pty Ltd and the Company, to be dated the same date as the Stock Purchase Agreement.

           "DIRECTOR" means a director of the Company.

           "MAXPRO TECHNOLOGY" means the technology which is currently used by the Company in connection with its Business or which is subsequently developed by

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                                                              2 Effective Date

           the Company in connection with its Business. The Maxpro Technology shall include all improvements and innovations which are reasonably based upon then existing Maxpro Technology.

           "UTLRAK ASSOCIATE" means Ultrak and any Associate of Ultrak.

           "SHAREHOLDER" means a registered holder of Shares.

           "SHARES" means issued shares in the capital of the Company.

           "STOCK PURCHASE AGREEMENT" means an agreement to be entered into between the Original Shareholders and Ultrak, for the sale by the Original Shareholders to Ultrak of all of the issued shares in the Company held by the Original Shareholders.

           "ULTRAK NOMINEE DIRECTOR" means a Director which Ultrak nominates or otherwise causes to be appointed as a Director.

           "WORKING CAPITAL FACILITY" means a $4 million working capital facility from Ultrak to the Company, which has been approved by B&A prior to the date of this Agreement, and any extensions of the term of such facility.

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2     EFFECTIVE DATE

           (a) This Agreement shall become effective on the date on which Closing occurs under the Stock Purchase Agreement.

           (b) In the event that the provisions of the Stock Purchase Agreement and the Consultancy Deed referred to in Recital C are inconsistent with or contrary to any of the provisions of this Agreement, the provisions of this Agreement shall prevail and take precedence to the extent of such inconsistency or contradiction.

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3     TERMINATION OF ORIGINAL SHAREHOLDERS AGREEMENT

           On and from the date on which this Agreement becomes effective, the Shareholders Agreement referred to in Recital B shall be terminated.

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4     WAIVER OF PRE-EMPTIVE RIGHTS

           In consideration for the terms set out in this Agreement, B&A hereby waives its pre-emptive rights under the Shareholders Agreement referred to in Recital B and under the Articles of Association of the Company, in respect of the acquisition by Ultrak of the Shares held by the Original Shareholders pursuant to the Stock Purchase Agreement.

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5     RESTRICTION ON ASSIGNMENT OF SHARES

      5.1  MEANING OF "ASSIGN"

           In this Part, to "ASSIGN" an interest means to sell, assign or otherwise dispose of the whole or a part of that interest.


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                                         5 Restriction on assignment of Shares

    5.2    DEED OF COVENANT

           A Shareholder shall not assign any part of its Shares in the Company unless the proposed assignee has first delivered to the other Shareholders a binding undertaking to be bound by the terms of this Agreement with respect to the Shares to be assigned.

    5.3    RIGHT OF FIRST REFUSAL

           A Shareholder ("assignor") may not assign any part of its Shares in the Company without first offering the Shares in writing to the other Shareholders, on the following basis:

           (a) In its offer to the other Shareholders, the assignor shall state the consideration and all of the other material terms upon which it is prepared to sell the Shares.

           (b) The other Shareholders shall have a period of 30 days after receipt of the offer in which to accept the offer.

           (c) If any of the other Shareholders accepts the offer, then the Transferor shall assign the Shares to that Shareholder on the terms offered and accepted. If more than one of the other Shareholders accepts the offer, then the assignor shall assign the Shares to those Shareholders pro rata to their relative percentage Shareholdings, or otherwise as those Shareholders may agree.

           (d) If none of the other Shareholders accepts the offer within the 30 day period, the assignor may, subject to any other restrictions imposed under this Agreement, assign the Shares to any third party upon terms no more favorable to the third party than those offered to the other Shareholders. If the assignment is not completed within 120 days after the expiration of the 30 day period, the assignor may not assign the Shares to any third party without first having offered the Shares again to the other Shareholders in accordance with this clause.

    5.4    ASSIGNEE TO BE APPROVED

           Except for an assignment to an Affiliate, a Shareholder may not assign any of its Shares to any third party unless the identity of the proposed assignee has been approved by the remaining Shareholders, approval not to be unreasonably withheld.

    5.5    ASSIGNMENT OF INTERESTS IN KNIGHTS CAPITAL FUND

           (a) Ultrak acknowledges that B&A holds its Shares as Manager for and on behalf of the Knights Capital Fund.

           (b) The restrictions on assignment of Shares will not apply to any assignment resulting from an assignment by an investor in the Knights Capital Fund of its interest in the Fund.

           (c) The restrictions on assignment of Shares will not apply to any assignment resulting from a distribution of assets of the Knights Capital Fund to the Investors of the Fund, provided that the assignee must enter into a deed of covenant with the remaining Shareholders under which it binds itself, in a form acceptable to the remaining Shareholders, to all the provisions of this Agreement.

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                                                           6 Issues of shares

     5.6   ASSIGNMENT TO AN AFFILIATE

           A Shareholder may assign its Shares to an Affiliate without complying with clause 5.3 provided that the assigning Shareholder and its Affiliate enter into a deed of covenant with the remaining Shareholders under which they agree that:

           (a) if the Affiliate subsequently ceases to be an Affiliate of the assigning Shareholder, it must re-assign the Shares to the assigning Shareholder; and

           (b) the Affiliate binds itself, in a form acceptable to the remaining Shareholders, to all the provisions of this Agreement.

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6    ISSUES OF SHARES

           Except with the prior approval of all Shareholders, the Company may not issue any further Shares or other securities with rights to convert to Shares.

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7    DIRECTORS

     7.1   MAXIMUM NUMBER

           The maximum number of Directors of the Company shall be 5 unless otherwise agreed by all of the Shareholders.

     7.2   B&A NOMINEE AND ULTRAK NOMINEE

           (a) B&A and Ultrak shall each from time to time be entitled to nominate 1 person to be appointed as a non-paid non-executive Director.

           (b) The Shareholders shall cause the nominees from time to time of B&A and Ultrak under paragraph (a) to be appointed as Directors.

     7.3   MEETINGS AT LEAST QUARTERLY

           The Directors must meet at least once a quarter unless otherwise agreed by all of the Directors. The Directors may meet by telephone conference call or similar means.

     7.4   MAJOR DECISIONS TO BE APPROVED BY DIRECTORS

           (a) All major decisions affecting the Company or the Business, must be approved by all of the Directors. Major decisions will not include operational matters arising in the ordinary course of business.

           (b) Ultrak and B&A acknowledge the provisions of clause 4.3 of the Consultancy Deed. Ultrak and B&A agree that paragraph (a) above will be subject to the provisions of clause 4.3 of the Consultancy Deed.

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8    DEALINGS WITH ASSOCIATES OF ULTRAK

     8.1   CERTAIN DEALINGS WITH ULTRAK ASSOCIATES PROHIBITED

           Except with the prior approval of B&A, the Company shall not:

           (a)   guarantee any obligations of any Ultrak Associate; or

           (b)   advance any moneys to any Ultrak Associate; or


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                                           8  Dealings with associates of Ultrak

           (c) borrow any moneys from any Ultrak Associate, other than the Working Capital Facility; or

           (d) give any security over its assets for the benefit of any Ultrak Associate; or

           (e) give any undertaking for the performance of any obligation of any Ultrak Associate;

           (f) sell to any Ultrak Associate any material asset, including without limitation:

                 (1)   the shares in any subsidiary company; or

                 (2)   any part of the Business worldwide;

                 (3) the right to carry out the Business in any part of the world;

                 (4) the right to use or otherwise exploit the Company's technology in any part of the world;

           (g)   purchase any material asset from any Ultrak Associate.

     8.2   COMMERCIAL DEALINGS TO BE AT ARMS-LENGTH

           All commercial dealings and transactions between the Company and any Ultrak Associate shall be on an arms'-length basis and on terms no less favorable to the Company than those that would be available from other sources considering all elements of the dealings and transactions (including without limitation volume of purchases, sales, marketing and distribution support, sales referrals, introduction to new dealers and markets, and warehousing).

     8.3   MAXPRO TECHNOLOGY

           (a) Except with the prior approval of all Directors, Ultrak shall ensure that no Ultrak Associate, other than the Company and wholly-owned subsidiaries of the Company, will use or exploit the Maxpro Technology. It is acknowledged however that Ultrak Associates may provide services to the Company consistent with clause 8.2.

           (b) It is Ultrak's intent to initially sell through Ultrak's distribution channels products manufactured by the Company and or wholly-owned subsidiaries of the Company.

           (c) With the prior consent of B&A, Ultrak may subsequently cause Ultrak Associates to manufacture products using the Maxpro Technology, which will be the subject of further agreement between Ultrak and the Company consistent with clause 8.2.
                 The consent of B&A to such an arrangement will not be unreasonably withheld, where it can be demonstrated by Ultrak that the proposed arrangement will be in the best interests of the Company.

     8.4   EMPLOYEES

           Ultrak shall not make any offer to any employee of the Company that would cause the employee to cease being an employee of the Company, or otherwise take any action which has the purpose of likely effect of causing any employee of the Company to cease being an employee of the Company.

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                                             9  Conduct of Directors and Ultrak

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9   CONDUCT OF DIRECTORS AND ULTRAK

    9.1    DEVELOPMENT OF BUSINESS AND COMPANY

           The Directors must:

           (a) diligently attend to the development of the Business of the Company;

           (b) use their best skills and endeavours to maximise the prospects and profitability of the Company.


    9.2    JUST AND FAITHFUL

           Ultrak and each Director which Ultrak has caused to be appointed shall at all times act bona fide and in the best interests of the Company and in good faith towards all of the Shareholders.

    9.3    KEEP OTHER SHAREHOLDERS INFORMED

           The Directors shall:

           (a) promptly advise B&A of any material matter or information concerning the Company's business;

           (b) at all times gives to B&A a full and proper account of any significant action the Directors propose to take in respect of the Company.

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10  CERTAIN MATTERS REQUIRING CONSENT OF ALL DIRECTORS

    10.1   RESTRICTION ON CERTAIN ACTIVITIES

           The Company shall not, without the prior consent of all Directors:

           (a) sell or dispose of any material part of the Business or its assets;

           (b) grant any mortgage, charge or other encumbrance over any material part of its Business or its assets, except for the Working Capital Facility or other necessary working capital requirements;

           (c)   change the nature of the Business;

           (d) change the structure of the Business or the direction in which the Business is conducted.

    10.2   DIVIDEND POLICY

           The dividend policy of the Company from year to year shall require the prior approval of all Directors.

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11  ACCOUNTING RECORDS

    11.1   COMPANY TO KEEP FULL ACCOUNTING RECORDS

           The Company shall keep in Perth, Western Australia, full and complete accounting records in accordance with the accounting standards required under the Corporations Law and otherwise the standards generally adopted in Australia.

   11.2    INSPECTION

           The Company's accounting records shall at all times be made available for inspection and copying by B&A and Ultrak.

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                                                                    12 Accounts

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12      ACCOUNTS

        12.1    COMPANY TO KEEP PROPER ACCOUNTS

                (a) The Company shall prepare full and complete accounts without delay as at 30 June each year, in accordance with the accounting standards required under this Agreement. The annual accounts shall include:

                        (1) a balance sheet reflecting all the Company's assets and liabilities;

                        (2)     a profit and loss account; and

                        (3) a collation of the documents which show the Company's compliance with tax laws.

                (b) The Company shall provide to B&A a copy of the annual accounts.

                (c) The Company shall prepare appropriate management accounts at the end of each month. The Company shall provide a copy of the management accounts to each Director.

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13      CONDUCT OF DIRECTORS

        13.1    B&A NOMINEE

                B&A shall cause the B&A Nominee Director to comply with the obligations imposed on Directors under this Agreement, and also to act consistently with and not do anything that would constitute a breach of the obligations of B&A or the Company under this Agreement.

        13.2    ULTRAK NOMINEES

                Ultrak shall cause each Ultrak Nominee Director to comply with the obligations imposed on Directors under this Agreement, and also to act consistently with and not do anything that would constitute a breach of the obligations of Ultrak or the Company under this Agreement.

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14      WINDING UP

                Each Shareholder agrees that it shall not in any manner procure or attempt to procure the winding up of the Company.

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15      ARTICLES OF ASSOCIATION

        15.1    THIS AGREEMENT TO HAVE PRIORITY

                In the event that the provisions of the articles of association of the Company are inconsistent with or contrary to any of the provisions of this Agreement, the provisions of this Agreement shall prevail and take precedence to the extent of such inconsistency or contradiction.

        15.2    AMENDMENT OF ARTICLES

                The parties shall, if requested by any of the Shareholders, as soon as practicable following the discovery of any inconsistency between the provisions of this Agreement and the Articles of Association, cause a general meeting of the Company to convene and shall pass at that general meeting such resolutions or

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                                             16 Relationship between the Parties

                special resolutions (as the case may be) as are necessary to amend the Articles of Association in a manner so that the Articles of Association are consistent with the provisions of this Agreement.

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16      RELATIONSHIP BETWEEN THE PARTIES

                Nothing in this Agreement shall be construed to constitute any Shareholder the agent or representative of any other Shareholder or to create any trust or partnership at law for any purposes whatsoever.


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17      AFFILIATES OF ULTRAK

                Ultrak enters into this Agreement on behalf of itself and all of its Affiliates from time to time.

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18      GOVERNING LAW AND JURISDICTION

                (a) Subject to paragraph (b), this Agreement is governed by and construed in accordance with the laws of the State of Western Australia and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that State and courts of appeal from them.

                (b) B&A may by notice to Ultrak elect that the governing law and jurisdiction referred to in paragraph (a) will be the law of Delaware, and such election will take effect in accordance with its terms

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19      FURTHER ASSURANCES

                (a) Each Shareholder must do all things and execute all further documents necessary to give full effect to this Agreement

                (b) Each Shareholder shall vote its Shares and exercise its other rights in such a manner as to procure that the Company complies with all of its obligations under this Agreement

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20      GENERAL

        20.1    VARIATION

                No modification, variation or amendment of this Agreement shall be of any force or effect unless such modification, variation or amendment is in writing and signed by all the parties hereto.

        20.2    ENTIRE AGREEMENT

                This Agreement constitutes the entire agreement between the parties in relation to its subject matter and supersedes any (if at all) previous agreements, proposals, representations, correspondence, negotiations and discussions in connection therewith.

        20.3    COUNTERPARTS

                This Agreement may be executed in counterparts.


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                                                                 20 General


EXECUTED by the parties as a deed.

SIGNED by and on behalf of BAJADA &
ASSOCIATES PTY LTD by its Managing
Director in the presence of:


     /s/ PETER GEOFFREY LAMB                     /s/ SELWYN BAJADA
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Witness                                  Managing Director


       PETER GEOFFREY LAMB                         SELWYN BAJADA
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Name (please print)                      Name (please print)


SIGNED by and on behalf of ULTRAK,
INC. by its President and Chief
Executive Officer in the presence
of:


         /s/ ASHLEY WOJAN                        /s/ GEORGE K. BROADY
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Witness                                  George K. Broady
                                         President and Chief Executive Officer


           ASHLEY WOJAN                            GEORGE K. BROADY
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Name (please print)                      Name (please print)


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